UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04632

The European Equity Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The European Equity Fund, Inc. (the "Fund") is a diversified, actively-managed closed-end fund listed on the New York Stock Exchange under the symbol "EEA." The Fund seeks long-term capital appreciation primarily through investment in European equities. It is advised and administered by wholly owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published weekly in the New York Stock Exchange Composite Transactions section of certain newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XEEAX). It is also available by calling: 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our web site: www.dws-investments.com.

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.—investing primarily in equity or equity-linked securities of companies domiciled in countries utilizing the euro currency (with normally at least 80% in securities of issuers in such countries).

•  The New Germany Fund, Inc.—investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

•  The Central Europe, Russia and Turkey Fund, Inc.—investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey (with normally at least 80% in securities of issuers in such countries).

Please consult your broker for advice on any of the above or call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.). for shareholder reports.

The European Equity Fund, Inc. is diversified and primarily focuses its investments in equity securities of issuers domiciled in European countries that utilize the euro currency, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The European
Equity Fund, Inc.

Annual Report

December 31, 2013

The European
Equity Fund, Inc.
LETTER TO THE SHAREHOLDERS

Dear Shareholder,

For the 12 months ended December 31, 2013, the European Equity Fund's (the "Fund") total return in U.S. dollars ("USD") was 25.03% based on net asset value ("NAV") and 27.17% based on market price. During the same period, the total return in USD of the Fund's benchmark, the MSCI-EMU Index, was 28.93%.1

Performance for European equity markets as a whole, as measured by the MSCI-EMU Index, did not improve until the second half of the year. The first quarter was marked by a political standstill in Italy, a disappointing recovery in France, the shaky bailout plan for Cyprus and unsatisfactory economic data across Europe. There was little improvement in the second quarter as investors focused on signals that the U.S. Federal Reserve Board (the Fed) would start tapering its quantitative easing program and on worries over a cash crunch in the Chinese financial system.2 The European Central Bank's ("ECB") first key interest-rate cut for the year was 25 basis points in May 2013, which likely triggered the initial change in sentiment for European investors. Subsequently, the third quarter resulted in the strongest equity market performance for the year.

Political developments supported equity markets during the second half of the year. In Italy, Prime Minister Enrico Letta survived a confidence vote and the Senate expelled former prime minister Silvio Berlusconi. In Germany, politicians agreed on the long-awaited coalition deal between the country's two major parties. The ECB also provided another positive catalyst for equity markets in the fourth quarter, as it unexpectedly cut its key interest rate to 0.25% from 0.50% in November 2013 and extended its full liquidity operations until mid-2015. Statements from the ECB indicated the institution was considering the implementation of negative interest rates and/or the purchase of assets from banks, if needed, in order to lift inflation in the Eurozone as it fell to a four-year low of 0.7%.3

Two and a half years ago, we changed the investment strategy of the Fund to our more defensive "stability" strategy, with the goal of achieving market returns over a cycle with much lower volatility throughout the cycle. It was our observation that more stable returns are rewarded by closed-end fund investors with lower discounts.

Given the conservative orientation of the Fund's "stability" strategy, targeting a volatility of returns below that of the market, the portfolio performed well in the first half of the year ending December 31, 2013, achieving what it was designed to do: to outperform its benchmark during weak market phases (i.e. it is expected to fall less than the market), targeting a lower volatility. While the portfolio did not outperform its benchmark during the market run-up in the second half of the year, the Fund's year-end performance was well above the 80% participation rate targeted under the strategy (i.e. the fund's performance was better than 80% of the benchmark performance). Stock selection for the portfolio is classified into three buckets: high quality, value, and growth. The focus on high-quality stocks, while already reduced, detracted from performance in the final quarter. Portfolio management had previously undertaken a shift of focus, away from high quality stocks and more decidedly into value stocks. While the Fund employs a strict stock-picking strategy, country and sector weights are actively monitored.

From a country perspective, the biggest contributors to performance were positions in the Netherlands and Spain. The Netherlands was driven mainly by a position in PostNL, which returned 94.8% since June 2013. Spain included two property and casualty insurance holdings that returned close to 55% on average, and a construction company that returned close to 45%. The biggest detractors to performance

For additional information about the Fund including performance, dividends, presentations, press releases,

market updates, daily NAV and shareholder reports, please visit www.dws-investments.com

LETTER TO THE SHAREHOLDERS (continued)

were DAX options purchased for the Fund to provide downside protection, in addition to an overweight position in Germany and an underweight in France.4,5 From a sector perspective, the Fund's overweight in consumer discretionary and information technology contributed most to performance, while the materials and health care sectors, both underweighted, were the biggest detractors.

The Fund's discount to NAV averaged 9.86% for the full year 2013, compared with 10.03% for the same period a year earlier. For the three months ended December 31, 2013, the discount was 9.19%, compared with 10.21% for the same quarter a year earlier.

Economic and Market Overview

For 2014, we remain positive on European equity markets despite the run-up in valuations. Valuations based solely on company earnings can no longer be considered inexpensive. The year 2013 was a year of price/earnings multiple expansion given that earnings did not improve in Europe. In 2014 we expect earnings growth to be the primary driver of stock market returns. In this regard, Europe offers considerable catch-up potential vs. the United States. Investor sentiment is not excessive and investments into European equities only started to improve approximately six months ago, causing the European equity markets to rise significantly in the second half of the year.

Risks ahead include the pace of structural reforms in countries such as Italy and France, both of which need to increase their pace. A failure to do so would pose a risk to a sustained recovery in Europe. Additionally, the risk of a renewed slowdown or financial crisis in China poses a considerable risk to many of our European portfolio holdings.

Sincerely,

Christian Strenger Chairman	Rainer Vermehren Lead Portfolio Manager	Brian Binder President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1  The MSCI-EMU Index is an unmanaged capitalization-weighted index that comprises approximately 300 stocks of companies domiciled in the countries utilizing the euro currency. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the MSCI-EMU Index.

2  Quantitative easing entails the Fed's purchase of government and other securities from the market in an effort to increase money supply.

3  The Eurozone refers to a currency union among the 17 members of the European Union states that have adopted the euro as their sole currency.

4  Dax options give the holder the right to buy or sell for a specified price based on the DAX Stock Index, which is a total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

5  "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the Fund holds a higher weighting.

For additional information about the Fund including performance, dividends, presentations, press releases,

market updates, daily NAV and shareholder reports, please visit www.dws-investments.com

PERFORMANCE SUMMARY AS OF DECEMBER 31, 2013

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the European Equity Fund's (the "Fund") most recent performance.

TOTAL RETURNS:

	For the years ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value(a)	25.03%	21.17%	(17.52)%	1.99%	33.76%
Market Value(a)	27.17%	23.44%	(21.56)%	8.32%	36.84%
Benchmark(b)	28.93%	21.17%	(17.64)%	(4.25)%	31.41%

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annual expense ratio of the Fund for the year ended December 31, 2013 was 1.61%.
(b)  The MSCI-EMU Index is an unmanaged, capitalization-weighted index that is comprised of approximately 300 stocks of companies domiciled in the countries utilizing the euro currency. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the MSCI-EMU Index.

Investments in funds involve risks, including the loss of principal.

This Fund is diversified and primarily focuses its investments in equity securities of issuers domiciled in European countries that utilize the euro currency, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

The Fund elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the "Act") for the fiscal year ended December 31, 2013 and intends to elect to be subject to the Act for the fiscal year ending December 31, 2014. This election allows investors based in Germany to invest in the Fund without adverse tax consequences.

FUND FACTS AND DIVIDEND AND CAP GAIN DISTRIBUTIONS AS OF DECEMBER 31, 2013

FUND FACTS:

Net Assets	$94,468,168
Shares Outstanding	9,652,610
Net Asset Value (NAV) Per Share	$9.79
OTHER INFORMATION:
NYSE Ticker Symbol	EEA
NASDAQ Symbol	XEEAX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annual Expense Ratio (12/31/13)	1.61%

Fund Facts and expense ratio are subject to change.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:*

Record Date	Payable Date	Ordinary Income	ST Capital Gain	LT Capital Gain	Total Distribution
12/31/12	01/28/13**	$0.1520	$0.0000	$0.0000	$0.1520
05/21/12	06/22/12	$0.1350	$0.0000	$0.0000	$0.1350
05/19/11	05/31/11	$0.0080	$0.0000	$0.0000	$0.0080
12/31/10	01/28/11**	$0.0450	$0.0000	$0.0000	$0.0450
04/30/10	05/10/10	$0.0103	$0.0000	$0.0000	$0.0103
12/31/09	01/28/10**	$0.0996	$0.0000	$0.0000	$0.0996
05/11/09	06/05/09	$0.2340	$0.0000	$0.0000	$0.2340
05/06/08	05/15/08	$0.0000	$0.1235	$0.4030	$0.5265
12/21/07	12/31/07	$0.0000	$0.0000	$1.0000	$1.0000
05/03/07	05/15/07	$0.2500	$0.0000	$0.0000	$0.2500
12/21/06	12/28/06	$0.2900	$0.0000	$0.0000	$0.2900
05/05/06	05/15/06	$0.0900	$0.0000	$0.0000	$0.0900
12/22/05	12/30/05	$0.0600	$0.0000	$0.0000	$0.0600
12/22/04	12/31/04	$0.0250	$0.0000	$0.0000	$0.0250
05/06/04	05/14/04	$0.0390	$0.0000	$0.0000	$0.0390
11/19/02	11/29/02	$0.0100	$0.0000	$0.0000	$0.0100
11/19/01	11/29/01	$0.0600	$0.0000	$0.0000	$0.0600
09/03/01	09/17/01	$0.0000	$0.0000	$0.0200	$0.0200

Distributions are historical, will fluctuate and are not guaranteed. Distributions do not include return of capital or other non-income sources.

  *  This Fund posts estimated capital gain information to its web site: www.dws-investments.com.
  **  Although this distribution was payable in January, it may have been taxable in the prior year.

SECTOR DIVERSIFICATION AS OF DECEMBER 31, 2013 (As a % of Equity Securities)

10 LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 2013 (27.7%, as a % of Net Assets)

1.	Daimler (Germany)	3.3%
2.	Sampo (Finland)	2.9%
3.	Allianz (Germany)	2.9%
4.	EADS (Netherlands)	2.8%
5.	Axel Springer (Germany)	2.7%
6.	Henkel & Co. (Germany)	2.7%
7.	Zodiac Aerospace (France)	2.6%
8.	Siemens (Germany)	2.6%
9.	Societe Generale (France)	2.6%
10.	Imerys (France)	2.6%
Sector Diversification and 10 Largest Equity Holdings are subject to change and not indicative of future portfolio composition.

For more complete details about the Fund's  Schedule of Investments, see page 12.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings and the Fund's sector breakdown compared to that of its benchmark as of the month end is posted on www.dws-investments.com on or after the last day of the following month. More frequent postings of portfolio holdings information may be made from time to time on www.dws-investments.com.

INTERVIEW WITH PORTFOLIO MANAGEMENT TEAM — RAINER VERMEHREN AND

GERD KIRSTEN

Question: What is Europe's role within the global economy for 2014?

Answer: Five and a half years after the onset of the global economic and financial crisis, we believe the global economy should start to post trend below-trend growth for the global economy of 3.5% to 4% again in 2014. Following several years during which hopes of an economic upturn in Europe have been dashed, two major drivers may finally affect the awaited turnaround for the Eurozone economy. First, fiscal policy in the Eurozone is generating little drag. The European Central Bank's ("ECB") commitment to provide potentially unlimited support in the problem countries has slowed the pace of fiscal consolidation slightly. In 2014 the structural deficit is likely to be trimmed by only about a quarter of a percentage point of gross domestic product ("GDP"). Second, individual countries have made progress towards a banking union, consolidating their banking systems, in no small measure, with an eye on the ECB's comprehensive assessment of their major banks in 2014. This could relieve the pressure on banks to boost their capital ratios, which should also lead to a stabilization of lending. This would further relieve the negative cyclical impact of fiscal policy. These factors, combined with a further pickup of the U.S. economy, a stronger U.S. dollar ("USD") and reforms driving reaccelerated growth in China, may effectuate a return to growth for the Eurozone economy in 2014.

Question: What can be expected from Europe's recent update of the Markets in Financial Instruments Directive (MiFID)?1

Answer: A new deal to overhaul the European Union's ("EU") rules for financial markets marks a major step in the European Parliament's efforts to tighten financial regulation since the 2008 crisis. The new rules will push most trading in stocks, bonds and derivatives onto regulated venues such as exchanges, which must disclose a wealth of information to regulators about their trading activity. The agreement will also impose limits on the size of positions that traders in a broad range of commodities are allowed to hold. Most commodity trading will be pushed onto regulated markets. The proposed law also sets out rules for high-frequency trading systems, which execute trades in fractions of a second. The agreement takes a step toward a goal long sought by policy makers in Brussels: preventing exchanges from requiring traders to use clearinghouses also owned by the exchange. Finally, the deal allows financial companies to operate their own trading platforms, known as "organized trading facilities."

Question: In 2013 the European Single Market turned 20. What further potential remains looking forward?

Answer: The Single Market is the core of Europe's economic and integration architecture. It has guaranteed the free movement of people, goods, services and capital in the European Economic Area since 1993 and has been continuously modified since then to keep pace with more recent developments, such as the growing importance of the service sector. The Single Market has had substantial positive growth effects, estimated to have increased EU GDP by some 2% to 3% in the past, and which many argue have not yet fully materialized. The dismantling of trade barriers has created cost advantages, intensified competition in the Single Market and made companies more competitive in the global arena. The ongoing reduction of barriers to intra-EU trade has also made the countries in the EU more attractive for investment by foreign firms. Given the structural problems in the Eurozone, the continuing development of the Single Market is one absolutely essential element. Further development of the "four freedoms" of the Single Market is expected to unleash further potential-free movement of goods, free movement of people, free movement of services and free movement of capital and payments. The standardization of cross-border payments (SEPA, Single Euro Payments Area) expected to be implemented successively across Europe from February 2014 onward is the latest prominent example of an additional reduction in friction for cross-border capital flows and greater financial integration, which make cross-border financial transactions easier and cheaper.

1  The Markets in Financial Derivatives Directive (MiFID) aims to integrate the European Union's financial markets and to increase the amount of cross-border investment orders.

DIRECTORS OF THE FUND

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Dr. Wilhelm Bender, 69(1)	Class I Since 2013
Senior Advisor of Advent International GmbH (private equity) (since 2009), of Norton Rose LLP (legal services) (since 2010) and of Leonardo & Co. GmbH (financial advisory) (since 2012), and Chairman of the Supervisory Boards of Bombardier Transportation GmbH (railways) (since 2010) and Eintracht Frankfurt Fußball AG (soccer club) (since 2010), and a member of Supervisory Boards of MTU AG (aircraft engines) (since 2008) and Lufthansa Cargo AG (air freight) (since 2008). He is also a member of the Advisory Boards of Deutsche Bank AG (since 1993) and IVG AG (since 2007) and holds a number of honorary positions including Honorary Professor of the Johann Wolfgang Goethe University in Frankfurt (since 2008). He is the former Chairman of the Executive Board (CEO) of Fraport AG, Germany (aviation industry) (1993-2009).
Director, The Central Europe, Russia and Turkey Fund, Inc. (since 2013) and The New Germany Fund, Inc. (since 2013).
Detlef Bierbaum, 71(1)	Class I Since 1986
Consultant (since 2010). He is also Vice Chairman of the Supervisory Board of Oppenheim KAG GmbH (asset management) and a member of the Supervisory Board of Deutsche Bank Österreich AG (private bank) for more than five years. Mr. Bierbaum also serves as a member of the Board or Supervisory Board of a number of non-U.S. investment companies and of companies in diverse businesses including insurance, reinsurance, real estate, and retailing. He is a former member of the Supervisory Board of Sal. Oppenheim Jr. & Cie. KGaA (private bank) (2008 to March 2010) and was formerly a partner of that firm. He is also a former member of the Supervisory Board of DWS Investment GmbH (asset management) (2005-2008).
Director, The Central Europe, Russia and Turkey Fund, Inc. (since 1990) and The New Germany Fund, Inc. (since 2008).

DIRECTORS OF THE FUND (continued)

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Ambassador Richard R. Burt, 66(1)	Class II Since 2000
Managing Director, McLarty Associates (international strategic advisory) (since 2007). Formerly, Chairman, Diligence, Inc. (international information and risk management firm) (2002-2007); Chairman of the Board, Weirton Steel Corp. (1996-2004); Partner, McKinsey & Company (consulting firm) (1991-1994); State Department, Chief Negotiator in charge of negotiating the Arms Treaty with Russia (1989-1991); U.S. Ambassador to the Federal Republic of Germany (1985-1989). Mr. Burt is also Director, IGT, Inc. (gaming technology) (since 1995), and HCL Technologies, Inc. (information technology and product engineering) (since 1999) and member, Textron Inc. International Advisory Council (aviation, automotive, industrial operations and finance) (since 1996).
Director, The Central Europe, Russia and Turkey Fund, Inc. (since 2000) and The New Germany Fund, Inc. (since 2004). Director, UBS family of mutual funds (since 1995).
Richard Karl Goeltz, 71(1)	Class III Since 2008
Retired. Formerly, Vice Chairman and Chief Financial Officer of American Express Co. (financial services) (1996-2000) and previously served as chief financial officer of two other major multi-national corporations. Mr Goeltz is a member of the Court of Governors of the London School of Economics and Political Science, and Trustee of the American Academy in Berlin.

Director, The Central Europe, Russia and Turkey Fund, Inc. (since 2008) and The New Germany Fund, Inc. (since 1990). Formerly Director of Aviva plc (financial services), Federal Home Loan Mortgage Corporation, Delta Air Lines, Inc. (air transport) and The Warnaco Group Inc. (apparel).

Dr. Franz Wilhelm Hopp, 71(1)	Class III Since 2008
Partner of Laplace Finanzconsulting GmbH (asset management). Member of the Supervisory Board WAVE AG (asset management). Former member of the Board of Management of KarstadtQuelle Pension Trust e.V. (February 2007-September 2009).
Director, The Central Europe, Russia and Turkey Fund, Inc. (since 2008) and The New Germany Fund, Inc. (since 1993).

DIRECTORS OF THE FUND (continued)

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Dr. Friedbert H. Malt, 72(1)	Class II Since 2007
Retired. Formerly, Vice Chairman and Member of the Executive Committee of NOL Neptune Orient Lines Ltd., Singapore ("NOL") from 2002 to 2011 and Director of NOL from 2000 to 2011. He currently is also a Director of TÜV Rheinland of North America, Inc., a company offering independent testing and assessment services. Formerly, Dr. Malt was a Member of the Executive Board of DG Bank (now DZ Bank), Frankfurt (until 2001).
Director, The Central Europe, Russia and Turkey Fund, Inc. (since 2007) and The New Germany Fund, Inc. (since 2007).
Christian H. Strenger, 70(1)(2)	Class III Since 1986
Member of Supervisory Board (since 1999) and formerly Managing Director (1991-1999) of DWS Investment GmbH (investment management), a subsidiary of Deutsche Bank AG. Mr. Strenger is also Member, Supervisory Board, Fraport AG (international airport business) and TUI AG (travel business). He also is a member of the German Government's Commission on Corporate Governance and other corporate governance organizations, and serves as Director of the Center for Corporate Governance at the Leipzig Graduate School of Management.
Director and Chairman, The Central Europe, Russia and Turkey Fund, Inc. (since 1990) and The New Germany Fund, Inc. (since 1990).
Robert H. Wadsworth, 73(1)(3)	Class I Since 1986	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present).	Director, The Central Europe, Russia and Turkey Fund, Inc. (since 1990) and The New Germany Fund, Inc. (since 1992), as well as other DWS funds.

DIRECTORS OF THE FUND (continued)

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Joachim Wagner, 66(1)	Class II Since 2009
Retired. Formerly, Chief Financial Officer, RAG Beteiligungs AG/Evonik Industries AG, Germany (chemical manufacturer) (2006-2009) and Chief Financial Officer, Degussa AG, Germany (chemical manufacturer) (2001-2006). Mr. Wagner is also a member of the Supervisory Board of a German retail bank and a member of the advisory board of a private German bank.
Director, The Central Europe, Russia and Turkey Fund, Inc. (since 2012) and The New Germany Fund, Inc. (since 2009).

(1)  Indicates that the Director also serves as a Director of The Central Europe, Russia and Turkey Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as Administrator and Deutsche Asset & Wealth Management International GmbH acts as Investment Adviser.
(2)  Indicates "Interested Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft für Werpapiersparen mbH ("DWS"), an indirect wholly-owned subsidiary of Deutsche Bank AG, and because of his ownership of Deutsche Bank AG shares.
(3)  Indicates that Mr. Wadsworth also serves as Director/Trustee of the DWS Investments' open-end and closed-end investment companies. These Funds are advised by Deutsche Investment Management Americas Inc., an indirect wholly-owned subsidiary of Deutsche Bank AG.
*  The address of each Director is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, NYC 20-2799, New York, NY 10154.
†  The term of office for Directors in Class I expires at the 2015 Annual Meeting, Class II expires at the 2016 Annual Meeting and Class III expires at the 2014 Annual Meeting.

OFFICERS OF THE FUND*

Name, Age	Principal Occupations During Past Five Years
Brian E. Binder(1,2), 41 President and Chief Executive Officer
Managing Director(3) and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present). Formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008).

Paul H. Schubert(4,13), 50 Chief Financial Officer and Treasurer
Managing Director(3), Deutsche Asset & Wealth Management (since 2004). Formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1998-2004).

Rainer Vermehren(5,6), 45 Vice President	Director(3), DWS Investment GmbH (since 2007). Fund Manager, DWS Investment GmbH (since 1997).
Melinda Morrow(7,13), 43 Vice President	Director(3), Deutsche Asset & Wealth Management (since 2006).
John Millette(8,9), 51 Secretary	Director(3), Deutsche Asset & Wealth Management (since 2002).
Hepsen Uzcan(9,12), 39 Assistant Secretary	Vice President, Deutsche Asset & Wealth Management.
Caroline Pearson(9,10), 51 Chief Legal Officer	Managing Director(3), Deutsche Asset & Wealth Management. Formerly, Assistant Secretary for DWS family of funds (1997-2010).
Alexis Kuchinsky(11,13), 37 Chief Compliance Officer	Vice President, Deutsche Asset & Wealth Management (since 2002); Head of Compliance Program Oversight of Deutsche Asset & Wealth Management.
John Caruso(5,13), 48 Anti-Money Laundering Compliance Officer	Managing Director(3), Deutsche Asset & Wealth Management.

Each also serves as an Officer of The Central Europe, Russia and Turkey Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as Administrator.

*  As a result of their respective positions held with the Administrator, these individuals are considered "interested persons" of the Administrator within the meaning of the 1940 Act. Interested persons receive no compensation directly from the Fund.
(1)  Since December 6, 2013.
(2)  Address: 222 South Riverside Plaza, Chicago, Illinois 60606.
(3)  Executive title, not a board directorship.
(4)  Since November 5, 2004.
(5)  Since February 1, 2010.
(6)  Address: Mainzer Landstraße 178-190, Frankfurt am Main, Germany.
(7)  Since April 27, 2012.
(8)  Since January 1, 2011. Served as Assistant Secretary from July 14, 2006 to December 31, 2010 and as Secretary to the Fund from January 30, 2006 to July 13, 2006.
(9)  Address: One Beacon Street, Boston, Massachusetts 02108.
(10)  Since May 21, 2012.
(11)  Since August 24, 2009.
(12)  Since July 22, 2013.
(13)  Address: 60 Wall Street, New York, New York 10005.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2013

Shares	Description	Value(a)
INVESTMENTS IN GERMANY – 28.5%
	COMMON STOCKS – 25.8%
	AUTOMOBILES – 3.3%
36,000	Daimler	$3,119,664
	CHEMICALS – 3.7%
13,000	BASF	1,387,854
10,000	Linde	2,094,793
		3,482,647
	COMPUTERS & PERIPHERALS – 1.1%
15,000	Wincor Nixdorf	1,040,921
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.8%
100,000	Deutsche Telekom	1,712,481
	INDUSTRIAL CONGLOMERATES – 2.6%
18,000	Siemens	2,462,253
	INSURANCE – 4.0%
15,000	Allianz	2,693,748
33,000	Talanx	1,120,690
		3,814,438
	INTERNET SOFTWARE & SERVICES – 2.2%
48,000	United Internet	2,044,727
	MEDIA – 2.7%
40,000	Axel Springer	2,573,544
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.0%
180,000	Infineon Technologies	1,924,371
	TEXTILES, APPAREL & LUXURY GOODS – 2.4%
18,000	Adidas	2,297,342
	Total Common Stocks (cost $18,690,432)	24,472,388
	PREFERRED STOCKS – 2.7%
	HOUSEHOLD PRODUCTS – 2.7%
22,000	Henkel & Co. (cost $1,620,131)	2,555,386
	Total Investments in Germany (cost $20,310,563)	27,027,774
Shares	Description	Value(a)
INVESTMENTS IN FRANCE – 19.2%
	AEROSPACE & DEFENSE – 2.6%
14,000	Zodiac Aerospace†	$2,483,304
	AUTOMOBILES – 1.9%
22,000	Renault	1,771,584
	COMMERCIAL BANKS – 4.2%
120,000	Credit Agricole*	1,538,340
42,000	Societe Generale	2,442,993
		3,981,333
	COMMERCIAL SERVICES & SUPPLIES – 1.9%
15,000	Societe BIC	1,840,469
	CONSTRUCTION MATERIALS – 2.6%
28,000	Imerys	2,438,364
	DIVERSIFIED TELECOMMUNICATION SERVICES – 2.2%
80,000	Vivendi	2,111,188
	HEALTH CARE EQUIPMENT & SUPPLIES – 2.3%
20,000	Essilor International	2,129,373
	INSURANCE – 1.5%
50,000	AXA	1,392,166
	Total Investments in France (cost $14,935,091)	18,147,781
INVESTMENTS IN SPAIN – 14.7%
	CONSTRUCTION & ENGINEERING – 1.8%
50,000	ACS Actividades de Construccion y Servicios	1,723,503
	GAS UTILITIES – 2.3%
84,000	Enagas	2,198,231
	INSURANCE – 4.4%
52,000	Grupo Catalana Occidente	1,864,083
540,000	Mapfre	2,315,941
		4,180,024
	IT SERVICES – 4.1%
50,000	Amadeus IT Holding	2,142,668
100,000	Indra Sistemas	1,674,594
		3,817,262

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2013 (continued)

Shares	Description	Value(a)
INVESTMENTS IN SPAIN – 14.7% (continued)
	OIL, GAS & CONSUMABLE FUELS – 2.0%
76,000	Repsol YPF	$1,918,199
	Total Common Stocks (cost $10,238,730)	13,837,219
RIGHTS – 0.1%
	OIL, GAS & CONSUMABLE FUELS – 0.1%
76,000	Repsol* (cost $0)	51,934
	Total Investments in Rights (cost $0)	51,934
	Total Investments in Spain (cost $10,238,730)	13,889,153
INVESTMENTS IN NETHERLANDS – 13.9%
	AEROSPACE & DEFENSE – 2.8%
34,000	EADS	2,614,241
	AIR FREIGHT & LOGISTICS – 1.7%
280,000	PostNL NV*	1,600,887
	CHEMICALS – 1.5%
18,000	Koninklijke DSM	1,417,488
	DIVERSIFIED FINANCIAL SERVICES – 1.8%
120,000	ING Groep*	1,669,772
	FOOD PRODUCTS – 2.3%
44,000	Nutreco	2,188,945
	MEDIA – 2.5%
110,000	Reed Elsevier NV	2,333,824
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.3%
13,090	ASML Holding	1,227,040
	Total Investments in Netherlands (cost $9,054,679)	13,052,197
Shares	Description	Value(a)
INVESTMENTS IN UNITED KINGDOM – 6.9%
	HEALTH CARE EQUIPMENT & SUPPLIES – 2.4%
160,000	Smith & Nephew	$2,280,754
	HOUSEHOLD PRODUCTS – 2.2%
26,000	Reckitt Benckiser Group	2,063,176
	MULTILINE RETAIL – 2.3%
24,000	Next	2,165,525
	Total Investments in United Kingdom (cost $5,266,293)	6,509,455
INVESTMENTS IN NORWAY – 5.0%
	COMMERCIAL BANKS – 2.3%
120,000	DNB	2,144,975
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.9%
74,000	Telenor	1,762,833
	ENERGY EQUIPMENT & SERVICES – 0.8%
19,000	Seadrill	775,025
	Total Investments in Norway (cost $4,654,389)	4,682,833
INVESTMENTS IN FINLAND – 2.9%
	INSURANCE – 2.9%
56,000	Sampo	2,755,841
	Total Investments in Finland (cost $1,417,010)	2,755,841
INVESTMENTS IN LUXEMBOURG – 2.5%
	MEDIA – 2.5%
18,000	RTL Group	2,329,332
	Total Investments in Luxembourg (cost $1,965,355)	2,329,332

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2013 (continued)

Shares	Description	Value(a)
INVESTMENTS IN SWEDEN – 2.2%
	COMMERCIAL SERVICES & SUPPLIES – 2.2%
200,000	Securitas	$2,125,311
	Total Investments in Sweden (cost $1,822,584)	2,125,311
INVESTMENTS IN GREECE – 1.8%
	HOTELS, RESTAURANTS & LEISURE – 1.8%
130,000	OPAP	1,731,907
	Total Investments in Greece (cost $1,685,846)	1,731,907
INVESTMENTS IN SWITZERLAND – 1.1%
	CHEMICALS – 1.1%
2,500	Syngenta	998,314
	Total Investments in Switzerland (cost $834,335)	998,314
	Total Investments in Common and Preferred Stocks and Rights – 98.7% (cost $72,184,875)	93,249,898
SECURITIES LENDING COLLATERAL – 2.7%
2,548,860	Daily Assets Fund Institutional, 0.08% (cost $2,548,860)(b)(c)	2,548,860
CASH EQUIVALENTS – 1.3%
1,231,737	Central Cash Management Fund, 0.05% (cost $1,231,737)(c)	1,231,737
	Total Investments – 102.7% (cost $75,965,472)**	97,030,495
	Other Assets and Liabilities, Net – (2.7%)	(2,562,327)
	NET ASSETS – 100.0%	$94,468,168
*  Non-income producing security.
**  The cost for federal income tax purposes was $75,966,416. At December 31, 2013, net unrealized appreciation for all securities based on tax cost was $21,064,079. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,393,778 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $329,699.
†  All or a portion of these securities were on loan. The value of all securities loaned at December 31, 2013 amounted to $2,447,828, which is 2.6% of net assets.
(a)  Value stated in U.S. dollars.
(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2013 (continued)

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.

Category	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments(1)
Germany	$27,027,774	$—	$—	$27,027,774
France	18,147,781	—	—	18,147,781
Spain	13,889,153	—	—	13,889,153
Netherlands	13,052,197	—	—	13,052,197
United Kingdom	6,509,455	—	—	6,509,455
Norway	4,682,833	—	—	4,682,833
Finland	2,755,841	—	—	2,755,841
Luxembourg	2,329,332	—	—	2,329,332
Sweden	2,125,311	—	—	2,125,311
Greece	1,731,907	—	—	1,731,907
Switzerland	998,314	—	—	998,314
Short-Term Instruments(1)	3,780,597	—	—	3,780,597
Total	$97,030,495	$—	$—	$97,030,495

There have been no transfers between fair value measurement levels during the year ended December 31, 2013.

(1) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

ASSETS
Investments in non-affiliated securities, at value (cost $72,184,875) — including $2,447,828 of securities loaned	$93,249,898
Investment in Central Cash Management Fund (cost $1,231,737)	1,231,737
Investment in Daily Assets Fund Institutional (cost $2,548,860)*	2,548,860
Total Investments, at value (cost $75,965,472)	97,030,495
Foreign currency, at value (cost $97,112)	98,081
Dividends receivable	13,260
Foreign taxes recoverable	112,801
Interest receivable	2,714
Other assets	7,649
Total assets	97,265,000
LIABILITIES
Payable upon return of securities loaned	2,548,860
Investment advisory fee payable	60,185
Administration fee payable	15,943
Payable for Directors' fees and expenses	7,369
Accrued expenses and other liabilities	164,475
Total liabilities	2,796,832
NET ASSETS	$94,468,168
Net assets consist of:
Paid-in capital, $0.001 par (Authorized 80,000,000 shares)	$106,578,485
Undistributed net investment income	993,209
Accumulated net realized loss on investments and foreign currency	(34,174,831)
Net unrealized appreciation (depreciation) on:
Investments	21,065,023
Foreign currency	6,282
Net assets	$94,468,168
Net asset value per share ($94,468,168 ÷ 9,652,610 shares of common stock issued and outstanding)	$9.79

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS

For the year ended December 31, 2013
NET INVESTMENT INCOME
Income:
Dividends (net of foreign witholding taxes of $247,602)	$2,123,970
Interest	33
Income distributions — Central Cash Management Fund	1,614
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	189,111
Total investment income	2,314,728
Expenses:
Investment advisory fee	639,801
Administration fee	168,149
Custodian fee	49,568
Services to shareholders	21,801
Reports to shareholders	93,755
Directors' fees and expenses	157,420
Legal fees	88,574
Audit and tax fees	73,633
NYSE listing fee	23,571
Insurance	14,268
Miscellaneous	26,696
Net expenses	1,357,236
Net investment income	957,492
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	7,233,745
Foreign currency	18,818
Net realized gain (loss)	7,252,563
Change in net unrealized appreciation (depreciation) on:
Investments	10,686,266
Foreign currency	(9,376)
Change in net unrealized appreciation (depreciation)	10,676,890
Net gain (loss)	17,929,453
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,886,945

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the year ended December 31, 2013	For the year ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$957,492	$1,193,669
Net realized gain	7,252,563	3,199,316
Change in net unrealized appreciation	10,676,890	9,544,278
Net increase in net assets resulting from operations	18,886,945	13,937,263
Distributions to shareholders from:
Net investment income	—	(2,923,172)
Capital share transactions:
Net proceeds from reinvestment of dividends (77,880 and 72,390 shares, respectively)	588,772	435,064
Cost of shares tendered and accepted (0 and 529,026 shares, respectively)	—	(3,745,504)
Cost of shares repurchased (319,635 and 328,667 shares, respectively)	(2,518,853)	(2,212,885)
Net decrease in net assets from capital share transactions	(1,930,081)	(5,523,325)
Total increase in net assets	16,956,864	5,490,766
NET ASSETS
Beginning of year	77,511,304	72,020,538
End of year (including undistributed net investment income of $993,209 and $0, as of December 31, 2013 and December 31, 2012, respectively)	$94,468,168	$77,511,304

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the years indicated:

	For the years ended December 31,
	2013	2012		2011		2010	2009
Per share operating performance:
Net asset value:
Beginning of year	$7.83	$6.74		$8.18		$8.08	$6.38
Net investment income(a)	.10	.12		.11		.07	.11
Net realized and unrealized gains (loss) on investments and foreign currency	1.84	1.23		(1.57)		.06	1.92
Increase (decrease) from investment operations	1.94	1.35		(1.46)		.13	2.03
Distributions from net investment income	—	(.29)		(.01)		(.06)	(.33)
Accretion resulting from tender offer	—	.01		.01		—	—
Dilution in net asset value from dividend reinvestment	(.01)	(.00	)(c)	—		(.01)	(.02)
Increase resulting from share repurchases	.03	.02		.02		.04	.02
Net asset value:
End of year	$9.79	$7.83		$6.74		$8.18	$8.08
Market value:
End of year	$8.94	$7.03		$5.94		$7.58	$7.05
Total investment return for the year:†
Based upon market value	27.17%	23.44%		(21.56)%		8.32%	36.84%
Based upon net asset value	25.03%	21.17%		(17.52	)%(b)	1.99%*	33.76%*
Ratio to average net assets:
Ratio of expenses before expense reductions	1.61%	1.79%		1.60%		1.63%	1.69%
Ratio of expenses after expense reductions	1.61%	1.79%		1.60%		1.41%	1.55%
Net investment income	1.14%	1.59%		1.42%		1.00%	1.59%
Portfolio turnover	77%	87%		73%		67%	77%
Net assets at end of year (000's omitted)	$94,468	$77,511		$72,021		$94,080	$97,377

(a) Based on average shares outstanding during the year.
(b) Includes a reimbursement from the Advisor for losses on investment not meeting investment guidelines. Excluding this reimbursement, total return would have been 0.37% lower.
(c) Amount is less than $.005 per share.
  † Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in the market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
* Total return would have been lower had certain expenses not been reduced.

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2013

NOTE 1. ACCOUNTING POLICIES

The European Equity Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and, on October 16, 1996, the Fund changed from a diversified to a non-diversified company. The Fund became a diversified fund on October 31, 2008.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The Fund calculates its net asset value ("NAV") per share for publication at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their NAV each business day and are categorized as Level 1.

Purchased options are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income: Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2013 (continued)

subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending: Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.12% annualized effective rate as of December 31, 2013) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of the year ended December 31, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At December 31, 2013, the exchange rate was EUR €1.00 to USD $1.38.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2013 (continued)

securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $34,174,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017 (the expiration date), whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

At December 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$993,209
Capital loss carryforward	$(34,174,000)
Net unrealized appreciation (depreciation)	$21,064,079

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31
	2013	2012
Distributions from ordinary income*	$0	$2,923,172

*For tax purposes short-term capital gain is considered ordinary income.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended December 31, 2013, the Fund entered into options for hedging purposes.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2013 (continued)

option contract may not correlate exactly with changes in the value of the securities hedged.

There were no open option contracts as of December 31, 2013. For the year ended December 31, 2013, the investment in purchased option contracts had a total value indicative of a range from $0 to approximately $1,402,000.

The following table summarizes the amount of realized losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2013, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options
Equity Contracts(a)	$(2,154,628)

The above derivative is located in the following Statement of Operations account:
(a) Net realized gain (loss) from investments (includes purchased options)

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

The Fund is party to an Investment Advisory Agreement with Deutsche Asset & Wealth Management International GmbH ("DeAWMI"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). DeAWMI and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DeAWMI, DeAWMI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DeAWMI determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DeAWMI with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $50 million, 0.70% of such assets in excess of $50 million and up to and including $100 million, and 0.60% of such assets in excess of $100 million.

Accordingly, for the year ended December 31, 2013, the fee pursuant to the Investment Advisory Agreement was equivalent to an annual effective rate of 0.76% of the Fund's average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides all of the non-investment advisory services to the Fund. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2013, the amount charged to the Fund by DISC aggregated $21,801, of which $1,913 is unpaid.

Deutsche Bank AG, the German parent of DIMA and DeAWMI, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the year ended December 31, 2013, Deutsche Bank did not receive brokerage commissions.

Certain Officers of the Fund are also officers of DIMA or DeAWMI.

The Fund pays each Director who is not an "interested person" of DIMA or DeAWMI retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay DIMA an investment management fee. Central Cash Management Fund seeks a high

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2013 (continued)

level of current income consistent with liquidity and the preservation of capital.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2013 were $63,231,580 and $66,964,138, respectively.

NOTE 5. CAPITAL

During the year ended December 31, 2013 and the year ended December 31, 2012, the Fund purchased 319,635 and 328,667 of its shares of common stock on the open market at a total cost of $2,518,853 and $2,212,885 ($7.88 and $6.73 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the NAV at the time of purchase was 9.28% and 9.47%, respectively.

During the year ended December 31, 2012, the Fund accepted 529,026 tendered shares of common stock at a total cost of $3,745,504 at a repurchase price of $7.08 per share, which was equal to 98% of the NAV per share on August 23, 2012.

During the year ended December 31, 2013 and the year ended December 31, 2012, the Fund issued for dividend reinvestment 77,880 and 72,390 shares, respectively. The average discount of these issued shares comparing the issue price to the NAV at the time of issuance was 9.57% and 9.58%, respectively.

NOTE 6. SHARE REPURCHASES AND TENDER OFFERS

On July 18, 2011, the Fund announced that the Board of Directors approved an extension of the repurchase program permitting the Fund to repurchase up to 600,000 shares during the twelve-month period from August 1, 2011 through July 31, 2012. The Fund repurchased 250,370 shares from August 1, 2011 through July 31, 2012 under this authorization. On July 18, 2012, the Fund announced that the Board of Directors approved the extension of the share repurchase program permitting the Fund to repurchase up to 550,000 shares during the period August 1,

2012 through July 31, 2013. The Fund repurchased 303,395 shares between August 1, 2012 and July 31, 2013. On July 26, 2013, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase 550,000 shares during the period from August 1, 2013 through July 31, 2014. The Fund repurchased 173,373 shares between August 1, 2013 and December 31, 2013.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund's repurchases or Discount Management Program will reduce the spread between the market price of the Fund's shares and its NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its web site at www.dws-investments.com.

On July 20, 2010, the Fund announced that the Board of Directors approved a series of up to four consecutive semiannual tender offers each for up to 5% of the Fund's outstanding shares at a price equal to 98% of NAV. Under the Fund's Discount Management Program, the Fund is required to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period.

The first measurement period commenced September 1, 2010 and expired on November 24, 2010. During the measurement period the Fund's shares traded at an average discount to NAV of 10.02%. Therefore, the Fund conducted a tender offer which commenced on January 7, 2011 and expired on February 8, 2011. The Fund accepted 574,974 tendered shares (which represents 5% of the Fund's outstanding shares of common stock) at a price equal to 98% of the NAV as of the close of the regular trading session of the New York Stock Exchange on February 9, 2011. Approximately 4,789,310 shares of common stock, or approximately 42% of the Fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 12% of the tendered shares were accepted for payment. The shares accepted for payment received cash at a repurchase price of $8.62 per

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2013 (continued)

share, which was equal to 98% of the NAV per share on February 9, 2011.

The second measurement period commenced on March 7, 2011 and expired on May 27, 2011 and the third measurement period commenced on August 29, 2011 and expired on November 18, 2011. During these measurement periods the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer.

The fourth measurement period commenced on March 5, 2012 and expired on May 25, 2012. During the measurement period, the Fund's shares traded at an average discount to NAV of 10.17%. Therefore, the Fund conducted a tender offer which commenced on July 25, 2012 and expired on August 22, 2012. The Fund accepted 529,026 tendered shares at a price equal to 98% of the NAV per share as of the close of the regular trading session of the New York Stock Exchange on August 23, 2012. Approximately 5,314,744 shares of common stock, or approximately 50% of the Fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 10% of the tendered shares were accepted for payment. The shares accepted for payment received cash at a repurchase price of $7.08 per share, which was equal to 98% of the NAV per share on August 23, 2012.

On January 31, 2012, the Fund announced that the Board of Directors approved a new Discount Management Program (the "New Program") on the same terms as the Fund's then current program. Pursuant to the New Program, the Fund's Board of Directors approved a new series of up to four consecutive semi-annual tender offers, each for up to 5% of the Fund's outstanding shares at a price equal to 98% of NAV. The Fund will conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the twelve-week measurement period. The first measurement period commenced on September 10, 2012 and expired on November 30, 2012, the second measurement period commenced on March 25, 2013 and expired on June 14, 2013 and the third measurement period commenced on September 16, 2013 and expired on December 6, 2013.

During these measurement periods, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer. On January 27, 2014, the Fund announced that the next measurement period will commence on April 7, 2014 and expire on June 27, 2014.

NOTE 7. CONCENTRATION OF OWNERSHIP

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At December 31, 2013, there were 3 shareholders that held approximately 13%, 9% and 8%, respectively, of the outstanding shares of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

The European Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The European Equity Fund, Inc. (the "Fund") at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2014

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN

(unaudited)

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from DWS Investments Service Company, the transfer agent (the "Transfer Agent"), P.O. Box 219066, Kansas City, Missouri 64105 (telephone 1-800-437-6269). Computershare, Inc. (the "Plan Agent") acts as the plan agent under the Plan. A shareholder should read the Plan brochure carefully before enrolling in the Plan.

Under the Plan, participating shareholders ("Plan Participants") appoint the Transfer Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Transfer Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

Reinvestment of Fund Shares. Whenever the Fund declares a capital gain distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Transfer Agent shall automatically elect to receive Fund shares for the account of each Plan Participant.

Whenever the Fund declares a capital gain distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock equals or is less than the market price per share on the valuation date (the "Market Parity or Premium"), the Transfer Agent shall apply the amount of such dividend or distribution payable to a Plan Participant to the purchase from the Fund of Fund Shares for a Plan

Participant's account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Transfer Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant's account shall be determined by dividing the dollar amount of the distribution payable to a Plan Participant by the net asset value per share of the Fund's common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.

Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date (the "Market Discount"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant's account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.

The Transfer Agent or the Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange (or, if different, the

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN

(unaudited) (continued)

principal exchange for Fund shares) on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

The Transfer Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Transfer Agent or that of a nominee. The Transfer Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Transfer Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Transfer Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Transfer Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

The Plan Agent shall apply such funds (less a Plan Participant's pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant's account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Transfer Agent less than five business days prior to a cash purchase investment date will be held by the Transfer Agent until the next month's investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or by making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Transfer Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such shareholder's behalf.

If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant's written authorization, provided such authorization is received by the Transfer Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant's authorization and deposit, and after the Plan Agent purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit are received after the record date, or if the Plan Agent purchases

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN

(unaudited) (continued)

shares for the Plan Participant after the record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

A shareholder's written authorization and cash payment must be received by the Transfer Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month.

Plan Participants may withdraw from the Plan without charge by written notice to the Transfer Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Transfer Agent on their behalf, or to instruct the Transfer Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Transfer Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Transfer Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

The Plan may be terminated by the Fund or by the Transfer Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

THE EUROPEAN EQUITY FUND, INC.

REPORT OF STOCKHOLDERS' MEETING (unaudited)

The Annual Meeting of Stockholders (the "Meeting") of The European Equity Fund, Inc. was held on June 26, 2013. At the close of business on May 8, 2013, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 9,912,359 shares of the Fund's common stock, each share being entitled to one vote, constituting all of the Fund's outstanding voting securities. At the Meeting, the holders of 8,281,297 shares of the Fund's common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1. To elect three (3) Class II Directors, each to serve for a term of three years and until his successor is elected and qualifies.

	Number of Votes
	For	Withheld
Ambassador Richard R. Burt	7,021,216	1,260,081
Dr. Friedbert H. Malt	7,758,721	522,576
Mr. Joachim Wagner	7,794,448	486,849

2. To elect one (1) Class I Director, to serve for a term of three years and until his successor is elected and qualifies.

	Number of Votes
	For	Withheld
Dr. Wilhelm Bender	7,009,260	1,272,037

3. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2013.

Number of Votes
For	Against	Abstain
8,129,469	91,695	71,250

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — www.dws-investments.com or on the SEC's web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 349-4281.

SHARES REPURCHASED AND ISSUED

The Fund has been purchasing shares of its common stock in the open market. Shares repurchased and shares issued for dividend reinvestment for the past five years are as follows:

Fiscal Years Ended December 31,	2013	2012	2011	2010	2009
Shares repurchased	319,635	328,667	244,836	627,075	265,168
Shares issued for dividend reinvestment	77,880	72,390	—	77,238	207,315
Shares tendered and accepted	—	529,026	574,974	—	—

PRIVACY NOTICE

FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Deutsche Asset & Wealth Management chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?  Call (800) 349-4281 or e-mail us at service@dws.com

PRIVACY NOTICE (continued)

Who we are
Who is providing this notice?	The European Equity Fund, Inc.
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers; service quality monitoring services; mailing service providers; and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Deutsche Asset & Wealth Management does not jointly market.

THE EUROPEAN EQUITY FUND, INC.

APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (unaudited)

The Fund's directors unanimously approved the continuance of the investment advisory agreement between the Fund and Deutsche Asset & Wealth Management International GmbH ("DeAWMI") (the "agreement") at a meeting held on October 18, 2013. The Fund's directors simultaneously approved the continuance of the administration agreement (the "administration agreement") between the Fund and Deutsche Investment Management Americas Inc. ("DIMA"), an affiliate of DeAWMI.

In preparation for the meeting, the directors had requested, received and evaluated extensive materials from DeAWMI, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed approval of the continuance of the agreement with management and with experienced counsel who are independent of DeAWMI and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval of the continuance. The directors also discussed the proposed approval in a private session with counsel at which no representatives of DeAWMI were present. In reaching their determination relating to approval of the agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the Fund's performance to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment advisory and other services rendered by DeAWMI;

3. payments received by DeAWMI from all sources in respect to the Fund and all investment companies in the Deutsche family of funds;

4. the costs borne by, and profitability of, DeAWMI and its affiliates (including DIMA) in providing services to the Fund and to all investment companies in the Deutsche family of funds;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7. DeAWMI's policies and practices regarding allocation of the Fund's portfolio transactions, including the extent to which DeAWMI benefits from soft dollar arrangements;

8. the Fund's portfolio turnover rates compared to those of other investment companies with similar investment objectives;

9. fall-out benefits which DeAWMI and its affiliates receive from their relationships with the Fund;

10. information concerning the programs established by DeAWMI with respect to compliance, risk management, disclosure and ethics;

11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of DeAWMI; and DeAWMI's strengthening of the investment resources supporting the Fund in 2009; and

12. the terms of the agreement.

The directors also considered their knowledge of the nature and quality of the services provided by DIMA and DeAWMI to the Fund gained from their experience as directors of the New Germany Fund and the Central Europe, Russia and Turkey Fund and, where relevant, other Deutsche funds, their confidence in DeAWMI's integrity and competence gained from that experience and DeAWMI's responsiveness to concerns raised by them in the past, including DeAWMI's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

In their deliberations, the directors did not identify any particular information that was all-important or controlling,

THE EUROPEAN EQUITY FUND, INC.

APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and DeAWMI, as provided in the agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The directors further determined that they were satisfied that the services provided by DeAWMI to the Fund represented good value for the money payable to it by the Fund.

The material factors and conclusions that formed the basis for the directors' reaching their determination to approve the continuance of the agreement (including their determinations that DeAWMI should continue in its role as investment advisor for the Fund, and that the fees payable to DeAWMI pursuant to the agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by DeAWMI

The directors noted that, under the agreement, DeAWMI, in accordance with the Fund's investment objectives, policies and limitations, makes all decisions with respect to suitable securities for investment by the Fund and transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund. DeAWMI pays all of the compensation of the Fund's directors and officers who are interested persons of DeAWMI.

The directors considered the scope and quality of services provided by DeAWMI under the agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors also considered the commitment of DeAWMI to, and the programs established by it with respect to, compliance, risk management, disclosure and ethics. The directors considered the quality of the investment research capabilities of DeAWMI and the other resources it has dedicated to performing services for the Fund. The quality of the advisory services provided also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the agreement.

Costs of Services Provided and Profitability to DeAWMI

At the request of the directors, DeAWMI provided information concerning the profitability of its investment advisory and investment company activities and financial condition based on historical information for 2011 and 2012. Similar information was provided for DIMA. The directors reviewed the assumptions and methods of allocation used by DeAWMI and DIMA in preparing Fund specific profitability data. DeAWMI and DIMA stated their belief that the methods of allocation used were reasonable, but noted that there are limitations inherent in allocating costs to multiple individual clients served by organizations such as DIMA and DeAWMI where each of the clients draws on, and benefits from, the research and other resources of the Deutsche Bank organization.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the advisor's capital structure and cost of capital. In considering profitability information, the directors considered the effect of possible fall-out benefits on DeAWMI's expenses, including the fact that there were no affiliated brokerage commissions.

The directors noted that DeAWMI may allocate brokerage to receive research generated by, or paid for by, executing brokers. They also noted that DeAWMI has policies to prohibit consideration of the sale of shares of Deutsche funds when selecting broker dealers to execute portfolio transactions for the Fund or other Deutsche funds.

The directors recognized that DeAWMI should, as a general matter, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that DeAWMI's level of profitability from its relationships with the Fund was not excessive.

THE EUROPEAN EQUITY FUND, INC.

APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular board meeting during the year and also receive monthly performance information. The directors reviewed information showing the Fund's performance compared to that of other investment vehicles compiled by Lipper (a total of 25 funds, consisting of exchange-traded funds, open-end funds and single-country funds). The directors also reviewed information showing performance of the Fund's benchmark index, which, since November 1, 2005 (when the Fund changed its investment focus from Germany to the European countries utilizing the Euro currency), was the MSCI EMU index, an unmanaged capitalization-weighted index comprising several hundred companies domiciled in the countries using the Euro currency, and prior thereto was the Germany DAX index of 30 large cap stocks.

The comparative information showed that the Fund ranked above the median for the one-year period, and below the median for the three-, five- and 10-year periods ended December 31, 2012, in the second quartile for the one-year period, the third quartile for the three-, five- and 10-year periods ended December 31, 2012. As noted above, the Fund changed its investment focus from Germany to Europe on November 1, 2005. The Fund matched the performance of the benchmark in 2012, outperformed the benchmark in 2011, 2010 and 2009, and underperformed the benchmark in 2008 and 2007. Taking into account these comparisons and the other factors considered, including DeAWMI's strengthening of the investment resources supporting the Fund in 2009 and the improvement in the Fund's performance since that time, the directors concluded that the Fund's investment results since the changes implemented in 2009 were satisfactory.

Management and Investment Advisory Fees and Other Expenses

The directors considered the investment advisory fee rates payable by the Fund to DeAWMI under the agreement. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the representation by DeAWMI that it does not manage any institutional accounts that are similar to the Fund, and its review of the reasons that it does not consider institutional fee rates to be relevant to the consideration of appropriate fee rates payable by investment companies such as the Fund.

The Fund's expense comparison group consisted of 34 closed-end country funds and ETFs. The directors reviewed information comparing the combined advisory and administrative fees payable under the agreement and the administration agreement for this purpose, noting that DeAWMI and DIMA are affiliated companies. The directors noted that the Fund's effective combined advisory and administrative fee rate for 2012 of 0.969 was below the average and above the median of the comparison group. The directors noted that the Fund's effective fee rate reflects the effect of breakpoints. The directors also considered the Fund's total expense ratio in comparison to the fees and expenses of funds within the comparison group. The directors also noted that the Fund's expense ratio was above the median and the average and in the third quartile of the comparison group. Management explained that this was principally the result of the Fund's relatively small asset base. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the investment advisory fee schedule in the agreement contains breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for DeAWMI to share its economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by DeAWMI as assets increase, largely because economies of scale are realized (if at all) by DeAWMI across a variety of products and services, and not only in respect of a single fund. Having taken these factors into account, the directors concluded that the breakpoint arrangements in the agreement were acceptable under the Fund's circumstances.

EXECUTIVE OFFICES
345 Park Avenue, New York, NY 10154

ADMINISTRATOR
Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER
Deutsche Asset & Wealth Management International GmbH

CUSTODIAN
Brown Brothers Harriman & Co.

TRANSFER AGENT
DWS Investments Service Company

LEGAL COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER
Chairman and Director

DR. WILHELM BENDER
Director

DETLEF BIERBAUM
Director

RICHARD R. BURT
Director

RICHARD KARL GOELTZ
Director

DR. FRANZ WILHELM HOPP
Director

DR. FRIEDBERT MALT
Director

ROBERT H. WADSWORTH
Director

JOACHIM WAGNER
Director

BRIAN BINDER*
President and Chief Executive Officer

PAUL H. SCHUBERT
Chief Financial Officer and Treasurer

RAINER VERMEHREN
Vice President

MELINDA MORROW
Vice President

CAROLINE PEARSON
Chief Legal Officer

ALEXIS KUCHINSKY
Chief Compliance Officer

JOHN CARUSO
Anti-Money Laundering Compliance Officer

JOHN MILLETTE
Secretary

HEPSEN UZCAN
Assistant Secretary

*  Mr. Binder's presidency commenced as of December 6, 2013.

R-025796-3
VOLUNTARY CASH PURCHASE PROGRAM

AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company

210 W 10th Street 6th Floor

Attn: Closed-End Fund Area

Kansas City, MO 64105

Tel.: 1-800-349-4281 (in the U.S.) or

00-800-2287-2750 (outside of the U.S.)

This report is available to the shareholders of The European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders and the interview with the portfolio management team in this report are derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI-EMU Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.).

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Robert H. Wadsworth, Mr. Richard Karl Goeltz and Mr. Joachim Wagner. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

THE EUROPEAN EQUITY FUND, INC.
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$58,500	$0	$0	$5,900
2012	$58,500	$0	$0	$5,900

“All Other Fees Billed to the Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$66,535	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$5,900	$66,535	$0	$72,435
2012	$5,900	$56,300	$0	$62,200

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Richard Karl Goeltz (Chairman), Robert H. Wadsworth, Richard R. Burt, Dr. Friedbert Malt and Joachim Wagner.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy and Guidelines

I.           INTRODUCTION

Deutsche Asset Management (“AM”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices.  Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”).  These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients.  The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies.  In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company.  This applies in particular to non U.S. fund management companies.  The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.           AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1  As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients.  AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist.  ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions.  Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions.  Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document.  Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.           POLICIES

1.           Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.           The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter.  The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

(i)
adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)
voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.           Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion.  Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records.  The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request.  The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.           PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.           The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters.  The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually.  The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.  Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change.  If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible.  Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.  Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.  Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure.  In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes.  Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.           Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.           Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies.  If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

■	Neither the Guidelines nor specific client instructions cover an issue;

■	ISS does not make a recommendation on the issue;

■
The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity.  In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so.  For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis.  Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities.  Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.  The reasons for not voting any proxy shall be documented.

4.           Conflict of Interest Procedures

A.           Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle.  In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC.  As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank.  Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM.  As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”).  Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance.  They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance.  They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures.  There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC.  Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee.  The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest.  For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue.  GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews.  To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue.  In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions.  If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected  clients, or (ii) in accordance with the standard guidelines.  If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note:  Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance.  Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC.  At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the  AM organization (but within  Deutsche Bank and its affiliates)  or any entity that identifies itself as an AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner;  (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report.  If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients.  These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report.  Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee.  In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members.  The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote.  The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.           Investment Companies and Affiliated Public Companies

Investment Companies.  As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.           Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

•	Code of Business Conduct and Ethics - DB Group;
•	Conflicts of Interest Policy - DB Group;
•	Information Sharing Procedures – DeAM;
•	Code of Ethics - DeAM; and
•	Code of Professional Conduct - US.

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.           RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

■	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

■	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

–	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

–	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

–	Analyst worksheets created for stock option plan and share increase analyses.

–	Proxy Edge print-screen of actual vote election.

■
AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

■
The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

■
With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30.  AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

–	The name of the issuer of the portfolio security;

–	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

–	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

–	The shareholder meeting date;

–	A brief identification of the matter voted on;

–	Whether the matter was proposed by the issuer or by a security holder;

–	Whether the company cast its vote on the matter;

–	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

–	Whether the company cast its vote for or against management.

Note:  This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable Records Management Policy - US.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up.  At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.           THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

1
For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

2
The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair.  AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

3
As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

4
The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote.  Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended January 2013
[GRAPHIC OMITTED]

Table of contents

I	Board Of Directors And Executives

A	Election Of Directors

B	Classified Boards Of Directors

C	Board And Committee Independence

D	Liability And Indemnification Of Directors

E	Qualifications Of Directors

F	Removal Of Directors And Filling Of Vacancies

G	Proposals To Fix The Size Of The Board

H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

J	Proposals to Establish Audit Committees

II	Capital Structure

A	Authorization Of Additional Shares

B	Authorization Of “Blank Check” Preferred Stock

C	Stock Splits/Reverse Stock Splits

D	Dual Class/Supervoting Stock

E	Large Block Issuance

F	Recapitalization Into A Single Class Of Stock

G	Share Repurchases

H	Reductions In Par Value

III	Corporate Governance Issues

A	Confidential Voting

B	Cumulative Voting

C	Supermajority Voting Requirements

D	Shareholder Right To Vote

IV	Compensation

A	Establishment of a Remuneration Committee

B	Executive And Director Stock Option Plans

C	Employee Stock Option/Purchase Plans

D	Golden Parachutes

E	Proposals To Limit Benefits Or Executive Compensation

F	Option Expensing

G	Management board election and motion

H	Remuneration (variable pay)

I	Long-term incentive plans

J	Shareholder Proposals Concerning “Pay For Superior Performance”

K	Executive Compensation Advisory

L	Advisory Votes on Executive Compensation

M	Frequency of Advisory Vote on Executive Compensation

V	Anti-Takeover Related Issues

A	Shareholder Rights Plans (“Poison Pills”)

B	Reincorporation

C	Fair-Price Proposals

D	Exemption From State Takeover Laws

E	Non-Financial Effects Of Takeover Bids

VI	Mergers & Acquisitions

VII	Environmental, Social & Governance Issues

A	Principles for Responsible Investment (“PRI”)

B	ESG Issues

C	Labor & Human Rights

D	Diversity & Equality

E	Health & Safety

F	Government/Military

G	Tobacco

VIII	Miscellaneous Items

A	Ratification Of Auditors

B	Limitation Of Non-Audit Services Provided By Independent Auditor

C	Audit Firm Rotation

D	Transaction Of Other Business

E	Motions To Adjourn The Meeting

F	Bundled Proposals

G	Change Of Company Name

H	Proposals Related To The Annual Meeting

I	Reimbursement Of Expenses Incurred From Candidate Nomination

J	Investment Company Proxies

K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies.  As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.           Board of Directors and Executives

A.           Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.           Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.           Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.  However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.           Liability and Indemnification of Directors

AM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.           Qualifications of Directors

AM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.           Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause.  Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.           Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.           Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale:  Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.           Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale:  We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.           Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.           Capital Structure

A.           Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.           Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.
“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.           Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see Section II.A, above).

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.           Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.           Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.           Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/or management if there is no adverse effect on shareholders.

G.           Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.           Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility).

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.           Corporate Governance Issues

A.           Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.  This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.           Cumulative Voting (For U.S. Securities)

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” management proposals to eliminate it.  The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,

b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.           Supermajority Voting Requirements

AM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.           Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV.           Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval.  These plans typically award cash to executives based on company performance.  Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive.  If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.           Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale:  Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay.  It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.           Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

(1)
The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars).

(2)
The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.           Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.           Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.           Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.           Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.            Management board election and motion (For FFT Securities)

AM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;

•	the election of supervisory board members with too many supervisory board mandates;

•	“automatic” election of former board members into the supervisory board.

Rationale:  Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.           Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale:  Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale:  It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.           Long-term incentive plans (For FFT Securities)

AM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;

•	establish challenging performance criteria to reward only above average performance;

•	measure performance by total shareholder return in relation to the market or a range of comparable companies;

•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

•	do not allow a repricing of the exercise price in stock option plans.

J.           Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive  compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.           Executive Compensation Advisory

AM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

L.           Advisory Votes on Executive Compensation

AM policy is to evaluate Executive Compensation proposals on a case-by-case basis, where locally defined this may be done by incorporating the recommendation of an independent third party proxy research firm. AM will oppose Advisory Votes on Executive Compensation if:

•	there is a significant misalignment between CEO pay and company performance;

•	the company maintains significant problematic pay practices;

•	the board exhibits a significant level of poor communication and responsiveness to shareholders.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to take action on this nonbinding proposal if excessive compensation practices exist.

M.           Frequency of Advisory Vote on Executive Compensation

AM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Rationale: AM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.           Anti-Takeover Related Issues

A.           Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.           Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis.  The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.           Fair-Price Proposals

AM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.           Exemption from state takeover laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.           Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.           Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s Policies and Procedures.

VII.           Environmental, Social & Governance Issues

Environmental, social and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.  Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.           Principles for Responsible Investment

AM policy is to actively engage with companies on ESG issues and participate in ESG   initiatives. In this context, AM (a) votes “for  increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case by case basis, will generally follow management's recommended vote on other matters related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

B.           ESG Issues

AM policy is to vote in line with the CERES recommendation on Environmental matters covered under the CERES Principles, and Social and Sustainability issues not specifically addressed elsewhere in the Guidelines. AM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS's predetermined voting guidelines on CERES Principles.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means.  In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: Deutsche Asset Management supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

C.           Labor & Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

D.           Diversity & Equality

1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.           Health & Safety

1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.           Government/Military

1.
AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G.           Tobacco

1.
AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.           Miscellaneous Items

A.           Ratification of Auditors

AM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.           Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.           Audit firm rotation

AM policy is to vote against proposals seeking audit firm rotation.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would be costly and disruptive.

D.           Transaction of Other Business

AM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.           Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.           Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.           Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.           Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.           Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.           Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered boards of closed-end investment companies, although AM generally votes “against” staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.           International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany.  Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy.  Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the Fund.

Rainer Vermehren, Director
•	Joined Deutsche Asset & Wealth Management in 1997 and the Fund in 2010.

•	Portfolio manager for International Equities and Germany Funds; COO DIMA Branch: Frankfurt.

•	Previously served as assistant to fund manager in Latin American equities at Morgan Stanley, New York from 1994 to 1996.

•	BA, Towson University; MBA, Fordham University.

Gerd Kirsten, CFA, Managing Director
•	Senior Portfolio Manager, DWS Investments GmbH: Frankfurt

•	Joined Deutsche Asset & Wealth Management and the Fund in 2009.

•
Previously, 1990-99 worked in New York for HVB Capital, the US investment bank of Hypovereinsbank and 1999-2004 with Deka Investment as senior portfolio manager, 2004-2009 Partner and Managing Director of F&V Vermoegensverwaltung AG and fund manager of the innovative Dynamic Europe Fund.

•	MBA in Finance from Columbia University, New York and Diplom-Kaufmann in Banking from Technical University, Berlin

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contribution, and the overall financial results of both Deutsche Asset & Wealth Management and Deutsche Bank AG. Variable compensation can be delivered via a short-term and/or long-term vehicle, namely cash, equity upfront awards, restricted equity awards, and/or restricted incentive awards.  Additionally, to better align the interests of investors and portfolio managers, a portion of the long term variable compensation that portfolio managers receive will be designated for investments in shares of the funds they manage, where possible.  Variable compensation comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase.  The proportion of variable compensation delivered via a long-term incentive award, which is subject to clawback, increases significantly as the amount of variable compensation increases.  All variable compensation delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset & Wealth Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset & Wealth Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•
Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset & Wealth Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered Funds advised by Deutsche Asset Management International GmbH (DeAMI) as a group (the “Family of Funds”), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.   This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Rainer Vermehren	-	$10,001 - $50,000
Gerd Kirsten	-	-

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager.  Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets.  For Funds subadvised by subadvisors unaffiliated with DeAMI total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed.  The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	2	$764,400,000	-	-
Gerd Kirsten	-	-	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	-	-	-	-
Gerd Kirsten	6	$1,408,400,000	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Rainer Vermehren	-	-	-	-
Gerd Kirsten	-	-	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds.  The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on  the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•
Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team.  Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor.  In addition, purchases or sales of the same security may be made for two or more clients on the same day.  In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology.  In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund.  Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages.  The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.   Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•
The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	14,560	$7.34	14,560	378,307
February 1 through February 28	8,039	$7.32	8,039	370,268
March 1 through March 31	14,371	$7.23	14,371	355,897
April 1 through April 30	16,582	$7.20	16,582	339,315
May 1 through May 31	22,708	$7.53	22,708	316,607
June 1 through June 30	29,316	$7.39	29,316	287,291
July 1 through July 31	40,686	$7.48	40,686	246,605
August 1 through August 31	23,208	$7.85	23,208	526,792
September 1 through September 30	43,377	$7.99	43,377	483,415
October 1 through October 31	46,255	$8.41	46,255	437,160
November 1 through November 30	54,802	$8.59	54,802	382,358
December 1 through December 31	5,731	$8.58	5,731	376,627
Total	319,635	$7.88	319,635

On January 31, 2012, the Fund announced that its Board of Directors has authorized a new series of up to four consecutive, semi-annual tender offers each up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value. The Fund will conduct a tender offer if its shares trade at an average discount to net asset value of more than 10% during the applicable twelve-week measurement period. On July 18, 2012, the Fund announced the first measurement period under this plan will commence on September 10, 2012 and expire on November 30, 2012. During this measurement period, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer. On January 28, 2013, the Fund announced that the next measurement period will commence on March 25, 2013 and expire on June 14, 2013. During this measurement period, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer. On July 26, 2013, the Fund announced that the next measurement period will commence on September 16, 2013 and will expire on December 6, 2013. During this measurement period, the Fund's shares traded at a discount to NAV of less than 10%. Therefore the Fund was not required to conduct a tender. On January 27, 2014, the Fund announced that the next measurement period will commence on April 7, 2014 and expire on June 27, 2014.

On July 18, 2012, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 550,000 shares during the period from August 1, 2012 through July 31, 2013. Under this plan, the Fund repurchased 303,395 shares in open market transactions between August 1, 2012 through June 30, 2013.

On July 26, 2013, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 550,000 shares during the period from August 1, 2013 through July 31, 2014. Under this plan, the Fund repurchased 173,373 shares in open market transactions between August 1, 2013 through December 31, 2013.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board.  The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws.  Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 28, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 28, 2014